                        OPTION GRANT NOTICE AND AGREEMENT

                  RenaissanceRe Holdings Ltd. (the "Company"), pursuant to its
2001 Stock Incentive Plan (the "Plan"), hereby grants to Holder options (the
"Options") to purchase the number of shares of the Company's Stock set forth below. The Options are subject to all of the terms and conditions as set forth herein, as well as the terms and conditions of the Plan, all of which are incorporated herein in their entirety. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan. In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of this Grant Notice and Agreement (this "Grant Notice"), the Plan shall govern and control.

HOLDER:                                     ___________________________

DATE OF GRANT:                              ___________________________

NUMBER OF SHARES OF STOCK
UNDERLYING THE OPTIONS:                     ___________________________

EXERCISE PRICE PER SHARE:                   $__________________________

EXPIRATION DATE:                            __ Years From the Date of Grant

VESTING SCHEDULE:                  Subject to the Holder's continued employment with the
                                   Company or its Affiliates, as applicable, the Options
                                   shall vest and become exercisable as to 25% of the
                                   underlying shares of Stock on each of the first,
                                   second, third and fourth anniversaries of the Date of
                                   Grant, subject to acceleration of vesting upon a
                                   Change in Control, as provided in Section 11 of the
                                   Plan.

TERMINATION OF EMPLOYMENT:         In the event the Holder's employment with the Company
                                   or a Subsidiary is terminated for any reason other
                                   than Holder's death or Disability, except as
                                   otherwise provided in the following paragraph, all
                                   Options which have not vested as of the date of such
                                   termination shall be immediately forfeited. The
                                   Holder shall have a period of up to 90 days within
                                   which to exercise any Options which were vested as of
                                   the date of termination, and such vested Options
                                   shall lapse and be cancelled to the extent not so
                                   exercised.

                                   In the event the Holder's employment with the Company
                                   or a Subsidiary is terminated by reason of the
                                   Holder's death or Disability or if the Holder shall
                                   die or become disabled within 30 days of the Holder's
                                   involuntary termination of employment other than for
                                   Cause, all Options which have not vested as of the
                                   date of such

                                   termination shall become immediately vested. The
                                   Holder (or the Holder's estate) shall have up to one
                                   year after such termination to exercise vested
                                   Options.

                                   Notwithstanding any provision of preceding paragraphs
                                   to the contrary, the Options may not be exercised
                                   beyond the Expiration Date.

ADDITIONAL TERMS:

                                   o   Options shall be exercisable in whole shares of Stock
                                       only.

                                   o   Each share of Stock purchased through the exercise of
                                       Options shall be paid for in full at the time of the
                                       exercise in immediately available funds in United
                                       States dollars, or, in the discretion of the
                                       Committee, or its designee, pursuant to any other
                                       method of payment of exercise price pursuant to
                                       Section 7(b) of the Plan.

                                   o   As promptly as practical after receipt of such
                                       written notification and full payment of such
                                       purchase price and any required income tax
                                       withholding amount, the Company shall issue or
                                       transfer to the Holder the number of shares with
                                       respect to which Options have been so exercised, and
                                       shall cause the shares to be registered in the
                                       Holder's name.

                                   o   The Company shall have the right with respect to tax
                                       withholding in accordance with Section 10(d) of the
                                       Plan, the terms of which are incorporated herein by
                                       reference and made a part hereof.

                                   o   The Options granted hereunder are not intended to be
                                       incentive stock options within the meaning of Section
                                       422 of the Code.

                                   o   This Grant Notice does not confer upon the Holder any
                                       right to continue as an employee.

                                   o   This Grant Notice shall be construed and interpreted
                                       in accordance with the laws of the Bermuda, without
                                       regard to the principles of conflicts of law thereof.

                  [Signatures to appear on the following page.]

THE UNDERSIGNED HOLDER ACKNOWLEDGES RECEIPT OF THIS GRANT NOTICE AND THE PLAN,
AND, AS AN EXPRESS CONDITION TO THE GRANT OF OPTIONS HEREUNDER, AGREES TO BE
BOUND BY THE TERMS THIS GRANT NOTICE AND THE PLAN.

RENAISSANCERE HOLDINGS LTD.               HOLDER

By:
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               Signature                          Signature

Title:                                     Date:
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Date:
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